Exhibit 10.1







                             ASSIGNMENT AGREEMENT

                                      among

                                   BNP PARIBAS



                                       and



                          OTHER LENDERS PARTIES HERETO

                                  as Assignors,



                                       and



                               MOVIE GALLERY, INC.

          and the Assignees listed in Schedule II hereto collectively as Assignee



                             Dated as of May 2, 2001

                              ASSIGNMENT AGREEMENT

     This Assignment Agreement dated as of May 2, 2001 (the "Agreement") is among (a) BNP PARIBAS, as Agent (the "Agent") and Lender under the Existing Credit Agreement referred to below, and those certain Lenders party thereto and executing this Agreement (collectively, the "Assignors") and (b) MOVIE GALLERY, INC., a Delaware corporation (together with any other additional assignee designated on Schedule II to this agreement, herein collectively referred to as the "Assignee").


                                  INTRODUCTION

     A. The Assignors are party to the Credit Agreement dated as of March 6, 1998, as amended by First Amendment and Waiver dated as of May 15, 1998, Second Amendment and Waiver dated as of August 7, 1998, Third Amendment dated as of November 16, 1998, Fourth Amendment dated as of January 21, 1999, Fifth Amendment and Waiver dated as of March 10, 1999, Sixth Amendment and Waiver dated as of April 28, 1999, and Seventh Amendment and Waiver dated as of May 28, 1999, among Video Update, Inc., as Borrower ("VUI"), and Assignors (as so amended, the "Existing Credit Agreement," terms used in this Agreement unless otherwise defined shall have the meanings ascribed to them in the Existing Credit Agreement). Pursuant to the terms of the Existing Credit Agreement, the Assignors have made Loans to VUI, which Loans are evidenced by and secured in the manner set forth in the Existing Credit Agreement and the other Loan Documents listed on Schedule I attached hereto (collectively referred to herein as the "Existing Loan Documents"), and guaranteed by VUI's Subsidiaries.

     B. VUI and its U.S. Subsidiaries are currently debtors-in-possession under Jointly Administered Chapter 11 Case Nos. 00-3663 through 00-3683 in the U.S. Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). Pursuant to a Fifth Interim Order Authorizing the Use of Cash Collateral and Providing for Adequate Protection entered by the Bankruptcy Court on April 3, 2001, a copy of which is attached hereto as Exhibit "A", (together with the Sixth Interim Order Authorizing the Use of Cash Collateral and Providing for Adequate Protection filed May 1, 2001, attached hereto as Exhibit A-1, the "Cash Collateral Order"), the Assignors were granted replacement liens on Prepetition Collateral and first priority liens on Post-Petition Collateral, including all claims of VUI and its U.S. Subsidiaries against third parties for loss or damage. To the extent the protections afforded the Assignors should prove inadequate, the Assignors shall be entitled to a super-priority administrative expense claim subject only to certain Carve-Outs detailed in the Cash Collateral Order.

     C. Pursuant to the terms of the Existing Credit Agreement, the Assignors may assign all or a portion of their Loans and related outstanding Obligations with the consent of the Agent, which consent Agent hereby grants.

     D. Pursuant to the terms of the Existing Loan Documents, each Assignor held a several debt of VUI and therefore a separate "Claim" under Section 101(5) of the Bankruptcy Code, 11 U.S.C.ss.1.01 et seq.

     E. Pursuant to the terms of this Agreement, the Assignors shall assign to the Assignee, without recourse, representation or warranty except as set forth below, and the Assignee shall purchase the Claims evidenced by the Loans, Liens, Collateral, and certain of the rights and privileges of Assignors under the Existing Credit Agreement and the Cash Collateral Order, all as set forth herein.

     The parties hereto agree as follows:

     1. Assignment.

          (a) Subject to the satisfaction of the conditions precedent of this Agreement set forth in Section 6 below, as of the Transfer Date (as defined in Section 4 below), the Assignors (including BNP Paribas as Agent with respect to the Liens (as defined in the Existing Credit Agreement) held for the benefit of the Assignors) hereby irrevocably sell and assign to the Assignee, without recourse, representation or warranty except as set forth below, and the Assignee hereby purchases from each Assignor executing this Agreement all of such Assignor's Claim including but not limited to, its interests in the indebtedness of VUI and its Subsidiaries evidenced by the Loans and Existing Loan Documents including, without limitation, the Notes issued pursuant to the Existing Credit Agreement and the Liens evidenced by the Existing Loan Documents (collectively, the "Debt") and the Cash Collateral Order including, without limitation, all of the Agent's right, title and interest in and to the Collateral, but excluding the Retained Rights (as defined in Section 1(b) below) (collectively, the "Assigned Property").

          (b) Notwithstanding the foregoing, it is expressly understood and agreed that each Assignor shall be entitled to the benefits of all indemnities and releases by VUI in their favor which would, by the terms of the Existing Loan Documents or any Cash Collateral Order, have otherwise survived the Transfer Date. The rights described in this Section 1(b) shall be referred to in this Agreement as the "Retained Rights." In addition to any other agreement in the Assignors' possession, it is agreed and understood among the parties hereto that this Agreement shall constitute evidence of the Retained Rights owing to Assignors. Notwithstanding the Assignors' Retained Rights, Assignee shall be entitled to all of the rights, privileges and benefits of the Existing Loan Documents including, but not limited to, all rights of indemnification by VUI and its Subsidiaries.

     2. Payment for Assignments. On the Transfer Date, the Assignee shall pay to the Agent for the benefit of each Assignor an amount equal to the Purchase Price (as defined below). Such payment shall be made by wire transfer of immediately available funds to the account designated by the Agent not later than 11:00 a.m., New York time on the Transfer Date. Thereupon, Agent shall promptly disburse to each Assignor, by wire transfer of immediately available funds, each Assignor's pro rata share (as determined by the Existing Credit Agreement and net of the offset by Agent of any outstanding expense not reimbursed by such Assignor to Agent) of the Purchase Price as payment for such Assignor's assignment of interest in the Assigned Property.

     3. Purchase Price. The purchase price for the Assigned Property (the "Purchase Price") shall be an amount equal to (a) a percentage determined by a fraction, the numerator of which shall be the aggregate amount of all Claims to be sold hereunder and the denominator of which shall be the aggregate amount of all Claims multiplied by (b) $9,200,000.00.

     4. Transfer Date. The "Transfer Date" as used herein shall mean the date upon which each of the conditions precedent set forth in Section 6 have been satisfied or duly waived in accordance with Section 12.

     5. Effect of Payment. Each of the parties hereto acknowledges and agrees that, immediately upon the completion of the transfers of the funds to the Agent on behalf of the Assignors as described in Section 2 above: (a) the Assignment described in Section 1 shall be effective and the Assigned Property shall be vested in the Assignee.

     6. Conditions Precedent.

          (a) The obligations of the Assignee to purchase the Assigned Property shall be subject to the following conditions precedent:

               (i) the Assignee shall have received counterparts of this Agreement executed by a sufficient number of Assignors such that Assignors that hold at least two-thirds in amount and more than one-half in number of such Claims shall have become parties to this Agreement;

               (ii) the  representations and warranties made by the Assignors in
Section 7 of this Agreement shall be true and correct in all material respects;

          (b) The obligations of the Assignors to sell and assign the Assigned Property shall be subject to the following conditions precedent:

               (i) the Assignors shall have received counterparts of this Agreement executed by the required number of Assignors and the Assignee;

               (ii) the  representations and warranties  made by the Assignee in
Section 8 of this Agreement shall be true and correct in all material respects;

               (iii) the Assignors shall have received their pro rata share of the Purchase Price;

               (iv) the Purchase Price shall have been received by agent by 11:00 a.m., New York time, on May 7, 2001.

     7. Representations and Warranties of Assignors. Each Assignor represents and warrants to Assignee as follows:

          (a) as of the Transfer Date immediately before giving effect to the assignment transactions contemplated hereunder, each Assignor is the legal and beneficial owner of its pro rata share of the Debt and its Claim, free and clear of any adverse claim;

          (b) Each Assignor has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and any and all other documents required or permitted to be executed or delivered by it in connection with this Agreement and to fulfill its obligations under, and to consummate the transactions contemplated by this Agreement, and no governmental authorizations or other authorizations are required in connection therewith; and

          (c) this Agreement constitutes the legal, valid and binding obligation of each Assignor enforceable in accordance with its terms.

The Assignors make no representation or warranty express or implied, and assume no responsibility with respect to the financial condition of VUI or any of its Subsidiaries or the performance by VUI of the obligations under the Existing Loan Documents, and assume no responsibility with respect to any statements, warranties or representations made in or in connection with the Existing Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Existing Credit Agreement or any Existing Loan Document other than as expressly set forth above.

     8.  Representations  and  Warranties  of  the  Assignee.   Assignee  hereby
represents and warrants to Assignor as follows:

          (a) Assignee has full power and authority, and has taken all action necessary, to execute and deliver this Agreement, and any and all other documents required or permitted to be executed or delivered by it in connection with this Agreement and to fulfill its obligations under, and to consummate the transactions contemplated by this Agreement, and no governmental authorizations or other authorizations are required in connection therewith;

          (b) this Agreement constitutes the legal, valid and binding obligation of Assignee enforceable in accordance with its terms;

          (c) Assignee (i) confirms that it has received a copy of the Existing Loan Documents, together with all financial and other information and documents it deems necessary and appropriate, to make its own credit analysis and decision to enter into this Agreement; and (ii) agrees that it will, independently and without reliance upon the Agent or any Assignor and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit or other decisions in taking or not taking action under the Existing Credit Agreement or with respect to the Claims sold hereunder;

          (d) Assignee is acquiring the Assigned Property for its own account and not with a view toward a public sale or distribution and has such knowledge and experience in financial and business matters to enable it to evaluate the merits and risks of purchasing the Assigned Property and to make the necessary investment decisions in connection therewith.

          (e) Each of Assignee is an "accredited investor" as that term is defined in Regulation D of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     9. Resignation of BNP Paribas as Agent. By executing this Agreement, BNP Paribas shall, upon the effectiveness of this Agreement in accordance with
Section 6 above, be deemed to have provided each Assignor with written notice of its resignation as Agent in accordance with the Existing Credit Agreement and by executing this Agreement each Assignor shall be deemed to have (i) accepted such resignation and (ii) waived any requirement of prior notice of such resignation.

     10. Further Assurances. The Assignors agree that they shall, upon the request of the Assignee, execute and deliver any and all instruments of transfer and assignment and other documents reasonably requested by the Assignee in connection with the assignments contemplated by this Agreement in order to transfer the Liens of record to Assignee. Each Assignor shall promptly, after receipt by it of its portion of the Purchase Price, deliver to Assignee all Notes payable to it endorsed by the respective Assignor (without recourse, representation or warranty except as specifically provided in this Agreement) and made payable to Assignee or, in lieu of such Notes, a lost note indemnity agreement in form and substance satisfactory to the Assignee.

     11. Counterparts/Facsimile. This Agreement may be signed in any number of counterparts, and signatures to all counterparts hereto, when assembled together, shall constitute signatures to this entire Agreement with the same effect as if all signatures were on the same document. The parties agree that this Agreement may be executed and delivered via facsimile and any such facsimile copy of any such document shall be considered to have the same binding legal effect as an original copy and each party hereby agrees that it shall not raise the use of a facsimile copy as a defense to this Agreement or any other such documents and forever waives any such defense. Furthermore, at the request of any party, a party executing and delivering this Agreement or any such document by facsimile copy shall re-execute an original copy in replacement.

     12. Integration. This Agreement contains a final and complete integration of all prior expressions by the parties hereto with respect to the assignment transactions contemplated hereto and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings.

     13. Amendments. No amendment or waiver of any provision of this Agreement nor consent to any departure therefrom shall in any event be effective unless the same shall be in writing and signed by all parties hereto. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     14. Governing Law. This Agreement, including the rights and duties of the parties hereto, shall be governed by, and construed in accordance with, the laws of the state of New York.

     15. Notices. Any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, telexed or sent by courier service or United States mail and shall be deemed to be effective pursuant to the terms of the Existing Credit Agreement. For the purposes hereof, the addresses of the parties hereto shall be as listed on the signature pages hereto.

     16. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns provided, however, in the event that the Purchase Price has not been received by Agent as required by Section 6(iv) hereof, this Agreement shall be null and void.

             [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                ASSIGNOR, AGENT & LENDER:
                                ------------------------
                                BNP PARIBAS



                                By:/s/ Albert A. Young, Jr.
                                   Name: Albert A. Young, Jr.
                                   Title: Director

                                   Address for Notice:787 Seventh Avenue
                                                      New York, NY 10019
                                   Fax No.: (212) 841-3565


                                ASSIGNOR, & LENDER:
                                ------------------
                                PPM AMERICA, INC. (on behalf of JACKSON
                                NATIONAL LIFE INSURANCE CO.)



                                By:/s/ John Wadding
                                   Name: John Wadding
                                   Title: Managing Director

                                   Address for Notice: 225 W. Wacker Drive
                                                       Chicago, IL 60606
                                   Fax No.: (312) 634-0054


                                ASSIGNOR & LENDER:
                                -----------------
                                BOEING CAPITAL CORPORATION



                                By: /s/ J. D. Combs
                                   Name: J. D. Combs
                                   Title: Managing Director-Commercial Finance

                                   Address for Notice: 3780 Kilroy Airport Way
                                                       Long Beach, CA 90806
                                   Fax No.: (562) 997-3331

                                ASSIGNOR & LENDER:
                                -----------------
                                KEY CORPORATE CAPITAL INC.



                                By: /s/ Marvin S. Kodish
                                   Name: Marvin S. Kodish
                                   Title: Designated Signer

                                   Address for Notice: KeyBank National Assn.
                                                       127 Public Square
                                                       Cleveland, OH 44114
                                   Fax No.: (216) 689-8468


                                ASSIGNOR & LENDER:
                                -----------------
                                FIRST SOURCE FINANCIAL LLP



                                By: /s/ Edward A. Szarkowicz
                                   Name: Edward A. Szarkowicz
                                   Title: Senior Vice President and
                                          General Counsel

                                   Address for Notice: 2850 West Golf Road
                                                       Suite S
                                                       Rolling Meadows, IL 60008
                                   Fax No.: (847) 734-7910



                                ASSIGNOR & LENDER:
                                -----------------
                                CAROLINA FIRST BANK



                                By: /s/ Richard A. Rabb
                                   Name: Richard A. Rabb
                                   Title: Executive Vice President

                                   Address for Notice: 104 South Main Street
                                                       Greenville, SC  29601
                                   Fax No.: (864) 255-8991

                                ASSIGNOR & LENDER:
                                -----------------
                                PARIBAS CAPITAL FUNDING


                                By: /s/ M. S. Alexander
                                   Name:  M. S. Alexander
                                   Title: Director

                                   Address for Notice: 787 Seventh Avenue
                                                       32nd Floor
                                                       New York, NY 10019
                                   Fax No.: (212) 841-2144


                                ASSIGNOR & LENDER:
                                -----------------
                                FLEET NATIONAL BANK


                                By: /s/ Michael E. O'Neill
                                   Name: Michael E. O'Neill
                                   Title: Senior Vice President

                                   Address for Notice: MS MA 0E10006A
                                                       100 Federal Street
                                                       Boston, MA  02110
                                   Fax No.:  (617) 434-4775


                                ASSIGNOR & LENDER:
                                -----------------
                                ML CLO XIX STERLING (CAYMAN) LTD.



                                By:
                                   Name:
                                   Title:

                                   Address for Notice:


                                   Fax No.:


                                ASSIGNOR & LENDER:
                                -----------------
                                KZH STERLING LLC



                                By: /s/ Susan Lee
                                   Name:  Susan Lee
                                   Title: Authorized Agent

                                   Address for Notice: The Chase Manhattan Bank
                                                       140 East 45th Street
                                                       11th Floor
                                                       New York, NY  10017
                                   Fax No.:  (212) 622-0123

                                ASSIGNOR & LENDER:
                                -----------------
                                ARES LEVERAGED INVESTMENT FUND, L.P.



                                By: /s/ Jeff Serota
                                   Name:  Jeff Serota
                                   Title: Vice President

                                   Address for Notice: 1999 Avenue of Stars
                                                       Suite 1900
                                                       Los Angeles, CA 90067
                                   Fax No.: (310) 201-4157


                                ASSIGNOR & LENDER:
                                -----------------
                                CONTINENTAL CASUALTY COMPANY


                                By: /a/ Marilou R. McGirr
                                   Name: Marilou R. McGirr
                                   Title: Vice President

                                   Address for Notice: CNA Plaza, 23 South
                                                       Chicago, IL 60685
                                   Fax No.: (312) 817-1680


                                ASSIGNOR & LENDER:
                                -----------------
                                THE JAY GOLDMAN MASTER L.P.


                                By: /s/ Jay E. Goldman
                                   Name: Jay E. Goldman
                                   Title: General partner

                                   Address for Notice: 745 5th Avenue Ste. 1103
                                                       New York, NY  10151
                                   Fax No.:  (212) 376-6021

                                ASSIGNOR & LENDER:
                                -----------------
                                THE RAVICH CHILDREN PERMANENT TRUST


                                By:/s/  Keenan Wolens
                                   Name: Keenan Wolens
                                   Title: Trustee

                                   Address for Notice: 11766 Wilshire Blvd.
                                                       # 870
                                                       Los Angeles, CA  90025
                                   Fax No.:  (310) 312-5666


                                ASSIGNOR & LENDER:
                                -----------------
                                THE RAVICH REVOCABLE TRUST OF 1989


                                By:/s/  Jess M. Ravich
                                   Name:  Jess M. Ravich
                                   Title: Trustee

                                   Address for Notice: 11766 Wilshire Blvd.
                                                       #870
                                                       Los Angeles, CA 90025
                                   Fax No.:  (310) 312-5666


                                ASSIGNOR & LENDER:
                                -----------------
                                ARES LEVERAGED INVESTMENT FUND II, L.P.


                                By: /s/ Jeff Serota
                                   Name:  Jeff Serota
                                   Title: Vice President

                                   Address for Notice:  1999 Avenue of Stars
                                                        Suite 1900
                                                        Los Angeles, CA 90067
                                   Fax No.: (310) 201-4157

                                ASSIGNOR & LENDER:
                                -----------------
                                VALUE PARTNERS, L.P.


                                By: /s/ Timothy G.Ewing
                                   Name: Timothy G. Ewing
                                   Title:Managing Partner

                                   Address for Notice: Ewing & Partners
                                                       4514 Cole Avenue
                                                       Suite 808
                                                       Dallas TX  75230
                                   Fax No.: (214) 522-2176


                                ASSIGNOR & LENDER:
                                -----------------
                                THE PROGRESSIVE/WINDIGO FUNDS, LLC


                                By: /s/ Lynn P. Young
                                   Name: Lynn P. Young
                                   Title: Managing Member

                                   Address for Notice:  168 Water Street
                                                        Stonington, CT  06378
                                   Fax No.: (718) 875-7375


                                ASSIGNOR & LENDER:
                                -----------------
                                U.S. BANCORP INVESTMENTS, INC.


                                By: /s/ Jess M. Ravich
                                   Name: Jess M. Ravich
                                   Title: Chairman and CEO

                                   Address for Notice: 11766 Wilshire Blvd.
                                                       # 870
                                                       Los Angeles, CA  90025
                                   Fax No.:  (310) 312-5666

                                ASSIGNEE:

                                MOVIE GALLERY, INC.


                                By:  /s/ S. Page Todd
                                   Name: S. Page Todd
                                   Title: An Authorized Representative

                                   Address for Notice: 900 West Main Street
                                                       Dothan, AL  36301
                                   Fax No.: (334) 702-0509

                                   SCHEDULE I

                                List of Documents

     1. Credit Agreement among Video Update, Inc. ("VUI"), the various lending institutions (VUI and the various lending institutions being hereinafter referred to as the "Banks") and Banque Paribas, as Agent ("Agent"), dated as of March 6, 1998. Terms not defined herein shall have the meanings provided for under the Credit Agreement.

         Credit Agreement Amendments:


         (a) First Amendment and Waiver dated as of May 15, 1998

         (b) Second Amendment and Waiver dated as of August 7, 1998

         (c) Third Amendment dated as of November 16, 1998

         (d) Fourth Amendment dated as of January 21, 1999

         (e) Fifth Amendment and Waiver dated as of March 10, 1999

         (f) Sixth Amendment and Waiver dated as of April 28, 1999

         (g) Seventh Amendment and Waiver dated as of May 28, 1999

     2. A Term Note dated March [6], 1998, executed by VUI in favor of each of the following Banks making an A Term Loan Commitment in the amounts set forth below:

                                [To be provided]

     3. B Term Note dated March [6], 1998, executed by VUI in favor of each of the following Banks making a B Term Loan Commitment in the amounts set forth below:

                                [To be provided]

     4. C Term Note dated May [28], 1999, executed by VUI in favor of each of the following Banks making a C Term Loan Commitment in the amounts set forth below:

                                [To be provided]

     5. Capital Expenditure Note dated March [6], 1998, executed by VUI in favor of each of the following Banks making a Capital Expenditure Loan Commitment in the amounts set forth below:

                                [To be provided]

     6. Revolving Note dated March [6], 1998, executed by VUI in favor of each of the following Banks making a Revolving Loan Commitment in the amounts set forth below:

                                [To be provided]

     7. Swingline Note dated March [6], 1998, executed by VUI in favor of Agent in the amounts set forth below:

                                [To be provided]

     8. U.S. Pledge Agreement dated as of March 6, 1998, among each U.S. Credit Party and Agent

     9. Securities Pledge Agreement (Canadian) dated March 6, 1998, in favor of Agent, executed by the following:

         (a) Video Update Canada Inc. ("VUC")

         (b) 24 Hour Entertainment Group Inc.

     10. U.S. Security Agreement dated as of March 6, 1998, among VUI, each U.S. Credit Party and Agent

     11. Security Agreements (Canadian) dated March 6, 1998, in favor of Agent, executed by each of the following:

         (a) VUC

         (b) 1137239 Ontario Ltd.

         (c) 24 Hour Entertainment Leasing Ltd.

         (d) 24 Hour Entertainment Group Ltd.

     12. Subsidiaries Guaranty dated as of March 6, 1998, executed by the Subsidiaries of VUI

     13. Copies of search results for UCC-1 Financing Statements (see file labeled Exhibit "A" attached)

     14. Copies of search results for PPSA Liens (see file labeled Exhibit "B" attached)

     15. Assignment of Security Interest in U.S. Trademarks and Patents dated _________ in favor of Agent by VUI, Moovies, Inc. and Moovies of Iowa, Inc.

                                  SCHEDULE II

                          List of Additional Assignees

Movie Gallery No. 1 LLC
Movie Gallery No. 2 LLC
Movie Gallery No. 3 LLC
Movie Gallery No. 4 LLC
Movie Gallery No. 5 LLC
Movie Gallery No. 6 LLC
Movie Gallery No. 7 LLC
Movie Gallery No. 8 LLC
Movie Gallery No. 9 LLC
Movie Gallery No. 10 LLC